UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    November 4, 2009

Charles & Colvard, Ltd.
(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On November 4, 2009, Charles & Colvard, Ltd. (the “Company”) executed a letter agreement dated October 16, 2009 (the “Letter Agreement”) with Stuller, Inc. (“Stuller”), which replaces in its entirety the prior letter agreement between the Company and Stuller dated June 19, 2007. Pursuant to its terms, the Letter Agreement became effective upon the Company’s execution of the Letter Agreement on November 4, 2009.

The Letter Agreement provides that Stuller has the right to sell moissanite in North America until December 31, 2010. The Company also agreed to, among other things, (i) fund certain pre-approved advertising and promotional expenses submitted to the Company by Stuller; (ii) provide semi-annual stock rebalancing, subject to certain limitations; (iii) provide Stuller staff with reasonably required training concerning the product, marketing strategy, and product positioning; (iv) provide Stuller with a warranty for moissanite jewels, subject to certain limitations; and (v) beginning January 1, 2010, issue a credit towards future purchases based on a tiered, percentage rebate for annual, incremental net purchases in excess of a certain benchmark.  Stuller in turn agreed to, among other things, provide a 12-month rolling forecast monthly of planned requirements and to comply with the Company’s brand identity guidelines.

The foregoing summary of the terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the execution of the Letter Agreement is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document
10.1 99.1	Letter Agreement, effective November 4, 2009, between Stuller, Inc. and Charles & Colvard, Ltd.* Press release, dated November 6, 2009

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

November 10, 2009	By:	/s/ Timothy L. Krist
Timothy L. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
10.1 99.1	Letter Agreement, effective November 4, 2009, between Stuller, Inc. and Charles & Colvard, Ltd.* Press release, dated November 6, 2009

* Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.